UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2020

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way

Crestone, Colorado 81131

Address of Principal Executive Offices, Including Zip Code

(212) 758-6622

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

 Securities registered pursuant to Section 12(b) of the Securities Exchange Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered
Common Stock	BNET	OTC QB

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 14, 2020, the Company issued a press release titled ‘Bion Receives OMRI Listing for USDA National Organic Program-Compliant Fertilizer Product’ which has been placed on the Investor page of the Company's website.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial Statements of Businesses Acquired

Not Applicable.

(b)       Pro Forma Financial Information

Not Applicable.

(c)       Shell Company Transactions

Not Applicable.

(d)       Exhibits.

Exhibit Number	Description

99.1	Press Release titled 'Bion Receives OMRI Listing for USDA National Organic Program-Compliant Fertilizer Product'

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Date: May 18, 2020	By: /s/ Mark A. Smith Mark A. Smith, President